EXHIBIT 10.1

                                                                EXECUTION COPY


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             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)


                                      and


                            COLUMN FINANCIAL, INC.
                                   (Seller)

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                       MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of May 1, 2007

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                               TABLE OF CONTENTS

                                                                          Page


Section 1.    Transactions on or Prior to the Closing Date....................1
Section 2.    Closing Date Actions............................................2
Section 3.    Conveyance of Mortgage Loans....................................2
Section 4.    Depositor's Conditions to Closing...............................8
Section 5.    Seller's Conditions to Closing..................................9
Section 6.    Representations and Warranties of Seller.......................10
Section 7.    Obligations of Seller..........................................13
Section 8.    Crossed Loans..................................................17
Section 9.    Representations and Warranties of Depositor....................17
Section 10.   Survival of Certain Representations, Warranties
              and Covenants..................................................18
Section 11.   Transaction Expenses...........................................18
Section 12.   Recording Costs and Expenses...................................19
Section 13.   Notices........................................................19
Section 14.   Examination of Mortgage Files..................................19
Section 15.   Successors.....................................................19
Section 16.   Governing Law..................................................20
Section 17.   Severability...................................................20
Section 18.   Further Assurances.............................................20
Section 19.   Counterparts...................................................20
Section 20.   Treatment as Security Agreement................................20
Section 21.   Recordation of Agreement.......................................21
Section 22.   Notice of Exchange Act Reportable Events.......................21

Schedule I        Schedule of Transaction Terms
Schedule II       Mortgage Loan Schedule
Schedule III      Mortgage Loans Constituting Crossed Groups
Schedule IV       Mortgage Loans with Lost Notes
Schedule V        Exceptions to Seller's Representations and Warranties
Exhibit A         Representations and Warranties Regarding the Mortgage Loans
Exhibit B         Form of Lost Note Affidavit


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                       MORTGAGE LOAN PURCHASE AGREEMENT


     This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of May 1, 2007, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                   RECITALS

          I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

          II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                   AGREEMENT

          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

          Section 1 Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty (30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.


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          Section 2   Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates, the sale of the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and the sale of the Private
Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, Four Times Square, New York,
New York 10036, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

                    (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that Depositor and Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under the heading "Column Financial Share" in the Closing Statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by Seller, including those expenses to be paid pursuant to Section 11 hereof).

                    (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

                    (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                    (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

          Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than


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any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of Wachovia Bank, National Association under that certain servicing rights purchase agreement, dated as of May 1, 2007, between Seller and Wachovia Bank, National Association. The Mortgage File for each Mortgage Loan (other than the 599 Lexington Avenue Mortgage Loan) shall contain the following documents on a collective basis:

                    (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2, without recourse, representation or warranty, express or implied";

                    (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

                    (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2";

                    (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

                    (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,


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          Series 2007-C2", which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

                    (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

                    (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

                    (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and
          (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

                    (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

                    (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

                    (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the


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          applicable Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

                    (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

                    (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

                    (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

                    (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

                    (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

                    (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

                    (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

                    (xix) the original or copy of any property management agreement;

                    (xx) without duplication with clause(xiii) above, a copy of the mortgage note evidencing the related Junior Loan, if any;

                    (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

                    (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File.

          The Mortgage File with respect to the 599 Lexington Avenue Mortgage Loan shall consist of the original executed promissory note for such Mortgage Loan and the other


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items referred to in clause (i), a copy of the executed 599 Lexington Avenue
Co-Lender Agreement and copies of the mortgage file held by the 599 Lexington Avenue Master Servicer.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File; provided that Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee and the Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.


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          Notwithstanding the foregoing, in the event that Seller fails, as to any Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing
Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

          Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii),
(v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the Master Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller.

          Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the Master Servicer) at the direction of the Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing Files (as defined in the Pooling and Servicing Agreement).

          For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

          Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the Master Servicer).


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          The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

          Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

          Seller shall, under generally accepted accounting principles, report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

          After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

          Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.


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          (b) Depositor, or if directed by Depositor, the Trustee or
Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                    (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

                    (ii) the Mortgage Loan Schedule;

                    (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

                    (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

                    (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

                    (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

          (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

          Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing
Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of


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Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                    (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                    (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

          (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

          Section 6. Representations and Warranties of Seller. Seller represents and warrants to Depositor as of the date hereof, as follows:

                    (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                    (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

                    (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

                    (iv) Seller is solvent and the sale of the Mortgage Loans
          (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

                    (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                    (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

                    (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                    (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                    (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

                    (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and
          (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

                    (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

                    (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

                    (xiii) At the Time of Sale (as defined in the Indemnification Agreement), the information set forth in any Disclosure Information (as defined in the Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "--Relevant Parties/Entities--Originators," "--The Underlying Mortgage Loans" and "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail (as defined in the Indemnification Agreement); provided that, the Seller makes no representation or warranty to the extent that any such untrue statement or omission or alleged untrue statement or omission was made as a result of an error in the manipulation of, or an error in any calculations based upon, or an error in any aggregation (other than an aggregation made in the Loan Detail by the Seller) of, the numerical, financial and/or statistical information regarding the Mortgage Loan Seller Information (as defined in the Indemnification Agreement).

          Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to
Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

          If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect", as applicable), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code); (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period; and (iv) Seller has delivered to the Rating Agencies, the Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement.

          Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g) solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

          Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section
7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

          If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If
(i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this
Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on Schedule III to this Agreement.

          Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this Section 7.

          The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

          It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

          Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another;
provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of such Mortgage Loans shall remain in full force and effect, without any modification thereof.

          Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

          Section 10. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

          Section 11. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, an expense shall be paid by the party incurring such expense).

          Section 12. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

          Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.:
(212) 743-4756 (with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

          Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

          Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated April 27, 2007, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the

Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

          Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

          Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          Section 19. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

          Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage
Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                    (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                    (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                    (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

          (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

          (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

          Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

          Section 22. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) Business Day of become aware of such event giving rise to such disclosure and in any event no later than two (2) Business Days of the Seller becoming aware of such event, and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon the filing ofthe Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 12.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Exchange Act.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                    COLUMN FINANCIAL, INC.,
                                    as Seller


                                    By:  /s/ Jeffrey Altabef
                                       -------------------------------------
                                       Name: Jeffrey Altabef
                                       Title:   Vice President


                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.,
                                    as Depositor


                                    By:  /s/ Jeffrey Altabef
                                       -------------------------------------
                                       Name: Jeffrey Altabef
                                       Title:   Vice President

                                                                    SCHEDULE I

                         SCHEDULE OF TRANSACTION TERMS


          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of May 1, 2007, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

          "Borrower" means the borrower under a Mortgage Loan.

          "Breach" shall have the meaning given such term in Section 7 of this Agreement.

          "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated April 27, 2007, among, Column Financial, Inc. (solely with respect to its obligations under Section 11 thereof), Depositor and the Initial Purchaser.

          "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2.

          "Closing" shall have the meaning given that term in Section 2 of this Agreement.

          "Closing Date" means May 9, 2007.

          "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "Crossed Group" shall have the meaning given such term in Section 7 of this Agreement.

          "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in May 2007.

          "Defect" shall have the meaning given such term in Section 7 of this Agreement.

          "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

                                   SCH. I-1

          "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

          "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

          "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

          "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

          "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

          "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

          "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

          "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

          "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

          "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

          "Offering Circular" means the confidential offering circular dated April 27, 2007, describing certain classes of the Private Certificates.

          "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of May 1, 2007, among Depositor, the Master Servicer, the Special Servicer and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.


                                   SCH. I-2

          "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

          "Prospectus" means the Prospectus dated April 10, 2007, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

          "Prospectus Supplement" means the Prospectus Supplement, dated April 27, 2007, relating to the Publicly Offered Certificates.

          "Publicly Offered Certificates" means the Class A-1, Class A-2, A-AB, Class A-3, Class A-4, Class A-1-A, Class A-M, Class A-MFL and Class A-J Certificates.

          "Seller" shall have the meaning given such term in the first sentence of this Agreement.

          "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

          "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

          "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

          "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

          "Underwriting Agreement" means the Underwriting Agreement, dated April 27, 2007, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.


                                   SCH. I-3

                                                                   SCHEDULE II

                            MORTGAGE LOAN SCHEDULE

CSMC 2007-C1
Exhibit B-1A
May 8, 2007



Loan Number       Property Name                           Street Address                         City              State    Zip Code
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                      Various                                Various          Various    Various
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                    599 Lexington Avenue                   New York            NY       10022
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                      200 Westlake Park                      Houston             TX       77079
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                     550 Westlake Park                      Houston             TX       77079
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                       2 North LaSalle Street                 Chicago             IL       60602
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                            1515 Arapahoe Street                   Denver              CO       80202
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                     Various                                Various          Various    Various
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                      Various                                New York            NY      Various
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center              1 Fawcett Place                        Greenwich           CT       6830
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                    1702 Chase Pointe Circle               Virginia Beach      VA       23454
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park             3563 Philips Highway                   Jacksonville        FL       32207
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road               300-318 East Fordham Road              Bronx               NY       10458
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                         1007 Flatbush Avenue                   Brooklyn            NY       11226
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                   4636 Canterbury Drive                  Myrtle Beach        SC       29579
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio     1281 Old Plank Road                    High Point          NC       27265
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                      347 North Rodeo Drive                  Beverly Hills       CA       90210
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                9750 Airport Boulevard                 Los Angeles         CA       90045
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio       20770 Westwood Drive,                  Cleveland           OH      Various
                                                          21848 Commerce Parkway,
                                                          23221 Morgan Court and
                                                          28600 Fountain Parkway
------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                    2902-2950 Tapo Canyon Road             Simi Valley         CA       93063
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                   200 Wind River Parkway                 Durham              NC       27560
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                     6100 Ohio Drive                        Plano               TX       75024
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                175 Carriage Club Drive                Mooresville         NC       28117
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                10501 Paces Avenue                     Matthews            NC       28105
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments             2305 New England Street                Charlotte           NC       28269
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                         6306 North MacArthur Lane              Irving              TX       75039
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                     46610 and 46561 Expedition Drive       Lexington Park      MD       20653
                                                          and 22290 and 22326
                                                          Exploration Drive
------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)               16-66 East Golf Road                   Schaumburg          IL       60196
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments              4900 East Oltorf Street                Austin              TX       78741
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                        9545 Ella Lee Lane                     Houston             TX       77063
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                  205 Southwest 75th Street              Gainesville         FL       32607
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                         800 West Royal Lane                    Irving              TX       75063
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                          12342 Hunter's Chase Drive             Austin              TX       78729
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                         2195-2275 Highway 20                   Conyers             GA       30013
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                     1850 Aquarena Springs Drive            San Marcos          TX       78666
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                  7520 Potranco Road                     San Antonio         TX       78251
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments            1500 Westford Circle                   Westlake            OH       44145
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                 3235 Orcutt Road                       Orcutt              CA       93455
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments             3451 River Park Drive                  Fort Worth          TX       76116
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments               8525 Chalmette Drive                   Shreveport          LA       71115
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                     11411 Research Boulevard               Austin              TX       78759
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                  8300 Sands Point Drive                 Houston             TX       77036
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                   2280 Valley View Lane                  Irving              TX       75062
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                    100 Larissa Lane                       Vallejo             CA       94590
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                   18130 South Kedzie Avenue              Hazel Crest         IL       60429
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments              750 Boone Station Drive                Burlington          NC       27215
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments               3550 Pleasant Hill Road                Duluth              GA       30096
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                            12660 Jupiter Road                     Dallas              TX       75238
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                       10100 Woodward Avenue                  Woodridge           IL       60517
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                  5198 East Main Street                  Columbus            OH       43213
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                            12007 North Lamar Boulevard            Austin              TX       78753
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                   2000 Cedar Bend Drive                  Austin              TX       78758
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                      5801 Preston Oaks Road                 Dallas              TX       75254
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                    800 Wyman Park Drive                   Baltimore           MD       21211
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                     9424 Oakbrook Drive                    Pineville           NC       28210
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments            1087 Irongate Lane                     Whitehall           OH       43213
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                     4401 South Coulter                     Amarillo            TX       79109
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                 75 South White Horse Pike              Hammonton           NJ       8037


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                9430-9490 Colerain Avenue              Cincinnati          OH       45251
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                   3600 West St. Germain Street           St. Cloud           MN       56301



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                         641 Camino De Los Mares                San Clemente        CA       92673
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center      1483 Nashville Pike                    Gallatin            TN       37066
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                           1521 North Cooper Street               Arlington           TX       76011
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                          1110 Vista Valet                       San Antonio         TX       78216
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                  142 BPW Club Road                      Carrboro            NC       27510
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                          Various                                Various             VA       Variou
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                    818 Spring Lane                        Sanford             NC       27330
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center            1200 St. Charles Road                  Elgin               IL       60120
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II               1113 Richards Street                   Southern Pines      NC       28387
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments               1611 Icemorelee Street                 Monroe              NC       28110
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments            2110 Smallwood Street                  Wilson              NC       27893
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments          601 South Peachtree Street             Ahoskie             NC       27910
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments           1301 Leggett Road                      Rocky Mount         NC       27801
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments            325 Henry Street                       Roanoke Rapids      NC       27870
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                         400 John Wesley Boulevard              Bossier City        LA       71112
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas    5800 Highpoint Drive                   Irving              TX       75038
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                        9821 Camino Villa                      San Antonio         TX       78254
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                          105 South York Street                  Elmhurst            IL       60126
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments               10911 Woodmeadow Parkway               Dallas              TX       75228
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                   720 Washington Avenue Southeast        Minneapolis         MN       55455
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                14355 Cornerstone Village Drive        Houston             TX       77014
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                      11300 North Port Washington Road       Mequon              WI       53092
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                        15322 Galaxie Avenue                   Apple Valley        MN       55124
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                        545 Alcoa Circle                       Corona              CA       92880
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                   7150 Smiling Wood Lane                 Houston             TX       77086
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                       151 Mitchell Road                      Greenville          SC       29615
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                833 South University Boulevard         Mobile              AL       36609
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                 8601 Millicent Way                     Shreveport          LA       71115
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center           5203 East Fowler Avenue                Temple Terrace      FL       33617
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing    33 Village Parkway                     Circle Pines        MN       55014
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                   1051-1055 Military Cutoff Road         Wilmington          NC       28403
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                   231 East Baltimore Street              Baltimore           MD       21202
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center            12872 - 12890 State Highway 9          Alpharetta          GA       30004
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW              7800 Dulles Drive                      Irving              TX       75063
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                    3900 Investor Drive                    Dallas              TX       75237
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                        8911 Youree Drive                      Shreveport          LA       71115
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments              11490 Harwin Drive                     Houston             TX       77072
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West          7625 Imperial Way                      Allentown           PA       18106
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center               6002 Professional Parkway              Douglasville        GA       30314
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                     7410-7486 and 7550-7558                Hillsboro           OR       97123
                                                          West Baseline Road
------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                      3828 College View Drive                Joplin              MO       64801
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments              765 McMurray Drive                     Nashville           TN       37211
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway     2363 Stemmons Trail                    Dallas              TX       75220
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                   409 East William Cannon Drive          Austin              TX       78745
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                   265 Radio Road                         Corona              CA       92879
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                         225 East Lemon Street                  Lakeland            FL       33801
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                          210-224 North 9th Street,              Boise               ID       83702
                                                          211-223 North 8th Street and
                                                          801-815 West Bannock Street
------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                      955-999 South Lapeer Road              Oxford Township     MI       48371
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                            3201 Wisconsin Avenue Northwest        Washington          DC       20016
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                       1717 South 7th Street                  Waco                TX       76706
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                             875 East Sunset Drive                  Monroe              NC       28112
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                 5649 Lowery Road                       Norfolk             VA       23502
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                     484 County Line Road West              Westerville         OH       43082
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                   890 West Loveland Avenue               Loveland            OH       45140
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                         250 Klug Circle                        Corona              CA       92880
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                    3097 North Five Mile Road              Boise               ID       83713
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake              1401 Tintern Street                    Chesapeake          VA       23320
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill               4679 U.S. Highway 17                   Richmond Hill       GA       31324
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building       1315 Macom Drive                       Naperville          IL       60564
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl    15400 Depot Lane                       Upper Marlboro      MD       20772
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments              2720 Chicory Road,                     Racine              WI       53403
                                                          2860 Chicory Road and
                                                          4010 Knoll Place
------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill            4601 U.S. Highway 17                   Richmond Hill       GA       31324
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                    301 North Lewis Road                   Royersford          PA       19468
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments              5622 Florin Road                       Sacramento          CA       95823
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                 2134 West Mercury Boulevard            Hampton             VA       23666
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                              8510 Millicent Way                     Shreveport          LA       71115
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                     2041 North Commonwealth Avenue         Los Angeles         CA       90027
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                           9120-9130 West Loomis Road             Franklin            WI       53132
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                  2510 East Lincoln Highway              New Lenox           IL       60451
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                       415 East University Boulevard          Tucson              AZ       85705
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg      755 Gateway Drive Southeast            Leesburg            VA       20175
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                  120 Monroe Avenue                      Frederick           MD       21701
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                           630 and 640 Eubanks Court              Vacaville           CA       95688
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek              4255 and 4265 Johns Creek Parkway      Suwanee             GA       30024
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                     20331 Bruce B Downs Boulevard          Tampa               FL       33647
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                          3602, 3619 and 3636 Bolivar Drive      Dallas              TX       75220
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza              2211 Algonquin Road                    Rolling Meadows     IL       60008
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                       11300-11334 Maple Brook Drive          Louisville          KY       40241
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3              34 and 40 North Valle Verde Drive      Henderson           NV       89074
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments              3600 Covert Avenue                     Evansville          IN       47714
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                          1102 North Highway 190                 Covington           LA       70433
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                         3007-45 Alberta Road                   Edinburg            TX       78539
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                      2210 Northwest Everett Street          Portland            OR       97210
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park        1325 27th Street Southeast             Minot               ND       58701
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                  1541 Parkway Lane                      Arlington           TX       76010
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                   3707 124th Street Northeast            Marysville          WA       98270
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                        1040 State Road A1A                    Ponte Vedra Beach   FL       32082
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center           10485 North Michigan Road              Carmel              IN       46032
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick     5106 Old National Pike                 Frederick           MD       21702
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                    2000 Cecil Ashburn Drive               Huntsville          AL       35802
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                  564 Water Street                       Chardon             OH       44024




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                         6230 Covington Road                    Fort Wayne          IN       46804
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                             23-02 31st Street                      Astoria             NY       11105
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                       735 Park Avenue                        Jacksonville        AL       36265
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites            1970 Rawhide Drive                     Round Rock          TX       78681
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                 4849 Lone Tree Way                     Antioch             CA       94531
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments               108 Thompson Lane                      Nashville           TN       37211
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                         9335 Gulf Freeway                      Houston             TX       77017
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                    104 North 24th Street                  Rogers              AR       72756
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                 19927 Century Boulevard                Germantown          MD       20874
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                    1455 West Elliott Road                 Gilbert             AZ       85233
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building            14332 Chambers Road                    Tustin              CA       92780
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                     90 North Buena Vista Street            Newark              OH       43055
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center              140 Stoneridge Drive                   Ruckersville        VA       22968
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                      2050 Beavercreek Road                  Oregon City         OR       97045
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                         1445 North Rock Road                   Wichita             KS       67206
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                   23800 U.S. Highway 98                  Fairhope            AL       36532
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                    19435 Mack Avenue                      Grosse Pointe Woods MI       48236
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park      12145 State Highway 14 North           Cedar Crest         NM       87008
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville               804 South East J Street                Bentonville         AR       72712
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments               304 Kildeer Lane                       Elyria              OH       44035
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                    3150 Leonardtown Road                  Waldorf             MD       20601
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building            33 West King Street                    Malvern             PA       19355
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center         8179-8187 East US 36/Rockville Road    Avon                IN       46123
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                      15420 Main Street                      Duvall              WA       98019
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park    26240 Broadway Avenue                  Oakwood             OH       44146
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage             21323 Great Mills Road                 Lexington Park      MD       20653
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                986 East Main Street                   Newark              OH       43055
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                US Highway 64 West and North Avenue    Siler City          NC       27344
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                         2870 North Druid Hills Road, Northeast Atlanta             GA       30329
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                         3800 Stillman Parkway                  Richmond            VA       23233
------------------------------------------------------------------------------------------------------------------------------------


[table continues]


                                  SCH. II-1



Loan Number       Property Name                           Mortgage Rate          Net Mortgage     Original           Cut-Off Date
                                                         in Effect at the       Rate in Effect   Principal            Principal
                                                           Cut-off Date         at the Cut-off    Balance              Balance
                                                                                       Date
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                     5.365000%             5.344320%        $475,000,000         $475,000,000
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                    5.493000%            5.472320%        $150,000,000(2)      $150,000,000(2)
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                      5.720000%            5.699320%         $82,400,000          $82,400,000
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                     5.520000%            5.499320%         $63,200,000          $63,200,000
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                       5.557500%            5.536820%        $127,440,000         $127,440,000
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                            5.760500%            5.739820%        $115,000,000         $115,000,000
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                    5.345000%             5.324320%         $93,000,000          $93,000,000
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                     6.239643%             6.218963%         $70,000,000          $70,000,000
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center              5.340000%            5.319320%         $52,800,000          $52,800,000
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                    5.870000%            5.849320%         $50,520,000          $50,520,000
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park             6.020000%            5.999320%         $48,000,000          $48,000,000
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road               5.590000%            5.569320%         $47,000,000          $47,000,000
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                         5.640000%            5.619320%         $45,000,000          $45,000,000
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                   5.950000%            5.929320%         $43,360,000          $43,360,000
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio     5.470000%            5.449320%         $40,720,000          $40,720,000
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                      5.900000%            5.879320%         $40,600,000          $40,600,000
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                5.673000%            5.652320%         $38,500,000          $38,500,000
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio      6.000000%             5.966820%         $33,950,000          $33,950,000



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                    5.480000%            5.459320%         $32,000,000          $32,000,000
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                   5.720000%            5.699320%         $30,040,000          $30,040,000
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                     5.655000%            5.634320%         $27,680,000          $27,680,000
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                5.730000%            5.709320%         $25,720,000          $25,720,000
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                5.694800%            5.674120%         $25,400,000          $25,400,000
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments             5.950000%            5.929320%         $24,880,000          $24,880,000
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                         5.655000%            5.634320%         $24,400,000          $24,400,000
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                     5.590000%            5.556820%         $22,800,000          $22,800,000


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)               5.640000%            5.606820%         $22,750,000          $22,750,000
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments              5.500000%            5.439320%         $22,080,000          $22,080,000
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                        5.655000%            5.634320%         $21,320,000          $21,320,000
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                  5.655000%            5.634320%         $19,900,000          $19,900,000
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                         5.655000%            5.634320%         $19,120,000          $19,120,000
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                          5.655000%            5.634320%         $18,360,000          $18,360,000
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                         5.780000%            5.759320%         $17,250,000          $17,250,000
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                     5.850000%            5.829320%         $16,800,000          $16,800,000
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                  5.655000%            5.634320%         $16,720,000          $16,720,000
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments            5.830000%            5.796820%         $16,700,000          $16,700,000
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                 5.720000%            5.686820%         $16,150,000          $16,150,000
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments             5.600000%            5.579320%         $15,500,000          $15,500,000
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments               5.650000%            5.629320%         $15,480,000          $15,480,000
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                     5.655000%            5.634320%         $14,200,000          $14,200,000
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                  5.660000%            5.626820%         $14,000,000          $14,000,000
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                   5.730000%            5.709320%         $14,000,000          $13,978,944
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                    6.280000%            6.259320%         $13,500,000          $13,500,000
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                   5.860000%            5.839320%         $13,000,000          $13,000,000
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments              5.870000%            5.849320%         $12,880,000          $12,880,000
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments               5.655000%            5.634320%         $12,300,000          $12,300,000
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                            5.497500%            5.476820%         $12,110,000          $12,110,000
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                       6.080000%            6.046820%         $12,100,000          $12,100,000
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                  5.940000%            5.869320%         $12,000,000          $12,000,000
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                            5.580000%            5.559320%         $11,900,000          $11,900,000
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                   5.655000%            5.634320%         $11,700,000          $11,700,000
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                      5.497500%            5.476820%         $11,650,000          $11,650,000
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                    5.930000%            5.909320%         $11,600,000          $11,600,000
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                     6.080000%            6.059320%         $11,440,000          $11,440,000
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments            5.940000%            5.869320%         $11,000,000          $11,000,000
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                     5.497500%            5.476820%         $10,800,000          $10,800,000
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                 5.880000%            5.846820%         $10,750,000          $10,750,000


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                5.630000%            5.609320%         $10,600,000          $10,600,000
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                   5.510000%            5.476820%         $10,500,000          $10,500,000



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                         5.770000%            5.709320%         $10,500,000          $10,500,000
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center      5.520000%            5.486820%         $10,200,000          $10,155,201
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                           5.625000%            5.604320%         $10,000,000          $10,000,000
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                          5.655000%            5.634320%          $9,900,000           $9,900,000
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                  5.660000%            5.639320%          $9,640,000           $9,640,000
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                          5.860000%            5.769320%          $9,615,000           $9,615,000
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                    5.660000%            5.639320%          $9,600,000           $9,600,000
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center            5.690000%            5.659320%          $9,550,000           $9,550,000
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II               5.994500%            5.973820%          $3,100,000           $3,100,000
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments               5.994500%            5.973820%          $3,100,000           $3,100,000
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments            5.994500%            5.973820%          $1,600,000           $1,600,000
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments          5.994500%            5.973820%            $650,000             $650,000
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments           5.994500%            5.973820%            $570,000             $570,000
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments            5.994500%            5.973820%            $275,000             $275,000
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                         5.890000%            5.869320%          $9,250,000           $9,250,000
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas    5.730000%            5.709320%          $9,000,000           $8,986,464
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                        5.655000%            5.634320%          $8,800,000           $8,800,000
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                          5.900000%            5.869320%          $8,151,500           $8,151,500
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments               5.497500%            5.476820%          $7,900,000           $7,900,000
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                   5.740000%            5.706820%          $7,775,000           $7,775,000
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                5.655000%            5.634320%          $7,720,000           $7,720,000
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                      5.730000%            5.696820%          $7,600,000           $7,600,000
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                        5.930000%            5.896820%          $7,600,000           $7,600,000
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                        5.400000%            5.329320%          $7,300,000           $7,300,000
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                   5.655000%            5.634320%          $7,250,000           $7,250,000
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                       5.890000%            5.869320%          $7,240,000           $7,240,000
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                5.450000%            5.416820%          $7,200,000           $7,200,000
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                 5.650000%            5.629320%          $7,150,000           $7,150,000
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center           5.840000%            5.819320%          $7,100,000           $7,100,000
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing    5.700000%            5.666820%          $7,100,000           $7,100,000
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                   5.600000%            5.579320%          $6,600,000           $6,600,000
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                   5.840000%            5.819320%          $6,600,000           $6,600,000
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center            5.670000%            5.636820%          $6,500,000           $6,500,000
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW              5.830000%            5.809320%          $6,500,000           $6,490,372
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                    5.920000%            5.899320%          $6,400,000           $6,400,000
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                        5.650000%            5.629320%          $6,300,000           $6,300,000
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments              5.770000%            5.749320%          $6,300,000           $6,300,000
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West          5.750000%            5.729320%          $6,300,000           $6,290,554
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center               5.690000%            5.656820%          $6,250,000           $6,250,000
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                     5.700000%            5.679320%          $6,200,000           $6,182,207

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                      5.860000%            5.839320%          $6,100,000           $6,100,000
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments              6.370000%            6.336820%          $6,000,000           $6,000,000
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway     5.790000%            5.769320%          $6,000,000           $5,991,058
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                   5.655000%            5.634320%          $5,900,000           $5,900,000
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                   5.680000%            5.609320%          $5,700,000           $5,688,814
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                         6.430000%            6.409320%          $5,600,000           $5,600,000
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                          5.770000%            5.736820%          $5,500,000           $5,500,000


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                      5.980000%            5.959320%          $5,500,000           $5,500,000
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                            5.690000%            5.669320%          $5,400,000           $5,400,000
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                       6.000000%            5.966820%          $5,345,000           $5,345,000
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                             5.655000%            5.634320%          $5,200,000           $5,200,000
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                 5.950000%            5.916820%          $5,200,000           $5,185,703
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                     5.950000%            5.929320%          $5,075,000           $5,075,000
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                   6.100000%            6.066820%          $5,000,000           $5,000,000
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                         5.580000%            5.509320%          $5,000,000           $4,994,609
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                    5.710000%            5.689320%          $4,900,000           $4,900,000
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake              5.950000%            5.916820%          $4,600,000           $4,587,353
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill               6.050000%            5.989320%          $4,500,000           $4,491,863
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building       5.740000%            5.709320%          $4,300,000           $4,300,000
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl    5.510000%            5.489320%          $4,200,000           $4,200,000
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments              6.050000%            6.029320%          $4,030,000           $4,017,330


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill            6.050000%            5.989320%          $4,000,000           $3,992,768
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                    5.850000%            5.829320%          $4,000,000           $3,992,438
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments              5.670000%            5.649320%          $3,805,000           $3,788,752
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                 5.950000%            5.916820%          $3,700,000           $3,689,827
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                              5.650000%            5.629320%          $3,670,000           $3,670,000
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                     5.642000%            5.621320%          $3,600,000           $3,600,000
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                           5.760000%            5.726820%          $3,575,000           $3,568,106
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                  5.810000%            5.779320%          $3,500,000           $3,493,324
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                       5.940000%            5.919320%          $3,450,000           $3,450,000
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg      5.500000%            5.479320%          $3,400,000           $3,400,000
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                  5.500000%            5.479320%          $3,400,000           $3,400,000
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                           5.870000%            5.809320%          $3,370,000           $3,370,000
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek              5.700000%            5.619320%          $3,353,000           $3,353,000
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                     6.000000%            5.979320%          $3,320,000           $3,313,929
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                          5.770000%            5.749320%          $3,200,000           $3,200,000
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza              5.970000%            5.936820%          $3,103,000           $3,093,110
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                       6.600000%            6.579320%          $3,050,000           $3,038,239
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3              6.080000%            6.059320%          $3,000,000           $3,000,000
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments              5.830000%            5.789320%          $2,847,500           $2,835,702
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                          5.700000%            5.666820%          $2,800,000           $2,797,049
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                         6.280000%            6.246820%          $2,800,000           $2,791,537
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                      6.020000%            5.999320%          $2,720,000           $2,717,303
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park        6.360000%            6.339320%          $2,700,000           $2,700,000
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                  6.090000%            6.056820%          $2,700,000           $2,700,000
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                   5.930000%            5.909320%          $2,700,000           $2,694,985
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                        5.520000%            5.499320%          $2,600,000           $2,600,000
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center           6.350000%            6.329320%          $2,525,000           $2,514,936
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick     5.500000%            5.479320%          $2,400,000           $2,400,000
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                    5.840000%            5.729320%          $2,400,000           $2,390,075
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                  5.890000%            5.856820%          $2,300,000           $2,300,000




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                         5.855000%            5.834320%          $2,060,000           $2,060,000
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                             6.520000%            6.499320%          $1,950,000           $1,942,918
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                       6.180000%            6.159320%          $1,900,000           $1,898,173
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites            5.840000%            5.819320%          $1,875,000           $1,867,246
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                 5.950000%            5.929320%          $1,863,000           $1,863,000
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments               6.370000%            6.336820%          $1,850,000           $1,850,000
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                         5.950000%            5.929320%          $1,700,000           $1,698,291
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                    5.860000%            5.839320%          $1,700,000           $1,696,793
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                 5.820000%            5.799320%          $1,690,000           $1,678,444
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                    6.180000%            6.159320%          $1,650,500           $1,650,500
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building            5.840000%            5.819320%          $1,600,000           $1,596,968
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                     6.000000%            5.979320%          $1,575,000           $1,568,681
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center              5.920000%            5.899320%          $1,550,000           $1,547,115
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                      5.580000%            5.559320%          $1,500,000           $1,500,000
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                         6.270000%            6.249320%          $1,500,000           $1,495,459
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                   6.240000%            6.129320%          $1,450,000           $1,447,489
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                    5.800000%            5.779320%          $1,450,000           $1,443,958
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park      6.100000%            6.079320%          $1,425,000           $1,422,452
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville               5.860000%            5.839320%          $1,420,000           $1,417,321
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments               5.570000%            5.499320%          $1,300,000           $1,300,000
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                    5.500000%            5.479320%          $1,300,000           $1,300,000
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building            5.870000%            5.836820%          $1,300,000           $1,295,785
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center         5.890000%            5.869320%          $1,275,000           $1,272,611
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                      6.180000%            6.159320%          $1,223,000           $1,223,000
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park    5.760000%            5.739320%          $1,225,000           $1,220,953
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage             5.500000%            5.479320%          $1,200,000           $1,200,000
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                5.920000%            5.899320%          $1,200,000           $1,195,112
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                6.290000%            6.269320%          $1,195,500           $1,191,893
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                         5.700000%            5.679320%          $1,000,000             $994,841
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                         5.860000%            5.769320%            $765,000             $765,000
------------------------------------------------------------------------------------------------------------------------------------

[table continued]


                                  SCH. II-2



Loan Number       Property Name                       Remaining    Maturity      ARD Date     Original       Remaining
                                                        Term         Date                   Amortization    Amortization
                                                      to Stated
                                                      Maturity
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                     114       1/11/2016       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                   118        3/1/2017       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                      53       0/11/2011       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                     53       0/11/2011       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                      117       2/11/2017       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                            56       1/11/2012       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                    114       1/11/2016       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                      81       2/11/2014       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center             119       4/11/2017       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                   118       3/11/2017       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park            118       3/11/2017       N/A      Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road               118       3/11/2017       N/A     IInterest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                         120       5/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                   118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio     118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                      117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio       56       1/11/2012       N/A      Interest Only    Interest Only



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                    116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                   118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                     116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments             118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                         116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                     119       4/11/2017       N/A          360              360


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)               118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments              118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                        116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                  116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                         116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                          116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                         117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                     115      12/11/2016       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                  116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments            119       4/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                 116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments             116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments               118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                     116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                  117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                   119       4/11/2017       N/A          300              299
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                    119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                    58       3/11/2012       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments              118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments               116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                            118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                        59       4/11/2012       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                  116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                            118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                   116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                      118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                    117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                     118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments            116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                     118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                 119       4/11/2017       N/A          360              360


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                   117       2/11/2017       N/A          360              360



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                         120       5/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center      117       2/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                           116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                          116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                  118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                          116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                    116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center            118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II               117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments               117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments            117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments          117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments           117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments            117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                         116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas    119       4/11/2017       N/A          300              299
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                        116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                          117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments               118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                   118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                      118       3/11/2037      2017     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                        118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                        117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                   116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                       118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                 118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center           118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing    116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                   118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                   117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center            119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW              119       4/11/2017       N/A          300              299
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                    116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                        118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments              116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West          119       4/11/2017       N/A          300              299
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center               117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                     118       3/11/2017       N/A          300              298

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                      118       3/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments               57       2/11/2012       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway     118       3/11/2017       N/A          300              299
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                   116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                   119       4/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                          57       2/11/2012       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                          117       2/11/2017       N/A          360              360


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                      119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                            119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                       117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                             116       1/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                 118       3/11/2017       N/A          300              298
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                     115      12/11/2016       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                   117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                         119       4/11/2017       N/A          360              359
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                    116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake              118       3/11/2017       N/A          300              298
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill               119       4/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building       119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl    117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments              117       2/11/2017       N/A          360              357


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill            119       4/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                    119       4/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments              116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                 118       3/11/2017       N/A          300              298
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                              118       3/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                     116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                           118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                  118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                        56       1/11/2012       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg      117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                  117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                           119       4/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek              116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                     120       5/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                          116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza              117       2/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                       239       4/11/2027       N/A          240              238
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3              117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments              116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                          119       4/11/2017       N/A          360              359
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                         118       3/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                      119       4/11/2017       N/A          360              359
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park        117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                  117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                   118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                        117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center           237       2/11/2027       N/A          240              238
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick     117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                    116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                  116       1/11/2017       N/A          360              360




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                         117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                             116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                       120       5/11/2017       N/A          360              359
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites            116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                 117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments                57       2/11/2012       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                         119       4/11/2017       N/A          360              359
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                    118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                 178       3/11/2022       N/A          180              178
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                    117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building            118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                     116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center              118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                      117       2/11/2037      2017          360              360
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                         117       2/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                    58       3/11/2012       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                    116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park       82       3/11/2014       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville               118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments               117       2/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                    117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building            117       2/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center         118       3/11/2017       N/A          360              358
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                      115      12/11/2016       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park    117       2/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage             117       2/11/2017       N/A     Interest Only    Interest Only
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                116       1/11/2017       N/A          360              356
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                117       2/11/2017       N/A          360              357
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                         115      12/11/2016       N/A          360              355
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                         116       1/11/2017       N/A          360              360
------------------------------------------------------------------------------------------------------------------------------------

[table continues]


                                  SCH. II-3



Loan Number       Property Name                        Monthly          Units/Pads/      Interest     Master         Primary
                                                       Payment    Rooms/Square Footage Calculation  Servicing       Servicing
                                                                                                       Fee             Fee
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                   $2,153,141           9,504      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                 $3,480,807(2)     (1,019,461)   Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                      $398,229          561,065    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                     $294,758          414,792    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                       $598,404          691,410    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                            $559,715          553,944    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                    $419,991           1,938      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                     $369,034            455       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center              $238,223          81,270     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                    $250,559            448      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park             $244,144          472,322    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road               $221,983          71,540     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                         $214,438          141,599    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                   $217,979            630      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio     $188,193            504      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                      $202,389          13,533     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                $222,796            564      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio      $172,108          788,292     Actual/360     0.0200%         0.0000%



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                    $148,163          196,737    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                   $145,179            346      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                     $132,254            462      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                $124,519            268      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                $122,214            336      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments             $125,077            288      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                         $116,582            424      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                     $130,746          157,068    Actual/360     0.0200%         0.0000%


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)               $108,410          159,536    Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments              $102,606            308      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                        $101,866            564      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                   $95,081            288      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                          $91,354            300      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                           $87,723            424      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                         $100,995          119,362    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                      $99,110            180      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                   $79,887            432      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments             $82,261            270      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                  $78,051            117      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments              $88,982            278      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments                $73,897            472      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                      $67,847            352      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                   $80,902            495      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                    $87,906            154      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                     $83,385            184      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                    $76,775            260      Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments               $63,880            140      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments                $58,769            220      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                             $68,740            372      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                        $62,158          80,269     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                   $71,484            408      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                             $56,104            212      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                    $55,902            280      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                       $66,129            420      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                     $69,027          84,262     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                      $58,768            162      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments             $65,527            342      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                      $61,304            282      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                  $63,625          82,607     Actual/360     0.0200%         0.0000%


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                 $61,053          105,075    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                    $59,684            150      Actual/360     0.0200%         0.0000%



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                          $61,409          42,613     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center       $58,043          70,203     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                            $57,566          115,393    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                           $47,302            232      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                   $46,100            144      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                           $56,784          67,396     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                     $55,475          106,661    Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center             $55,368          244,986    Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II                $18,575            150      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments                $18,575            100      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments              $9,587            100      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments            $3,895            50       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments             $3,415            50       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments              $1,648            46       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                          $54,806            200      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas     $56,511            120      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                         $42,046            204      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                           $48,350          48,616     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments                $44,843            309      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                    $45,323          73,090     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                 $36,886            256      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                       $36,794          42,330     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                         $45,224          42,054     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                         $40,992          128,344    Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                    $34,640            208      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                        $36,030            144      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                 $40,655            224      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                  $34,132            194      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center            $35,033          66,517     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing     $41,208            48       Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                    $31,228          33,685     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                    $38,894          81,750     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center             $37,603          29,299     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW               $41,207            77       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                     $38,043            256      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                         $30,074            168      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments               $36,845            260      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West           $39,634            127      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center                $36,235          40,323     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                      $38,817          50,877     Actual/360     0.0100%         0.0100%

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                       $36,025            87       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments               $37,413            196      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway      $37,892            96       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                    $28,190            160      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                    $33,011          175,000    Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                          $35,138          35,297     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                           $32,166          31,091     Actual/360     0.0200%         0.0000%


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                       $32,905          33,559     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                             $31,307            65       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                        $32,046            96       Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                              $24,845            120      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                  $33,345            126      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                      $30,264          34,769     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                    $30,300            133      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                          $28,641          100,950    Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                     $28,471            100      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake               $29,497            123      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill                $27,125            64       Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building        $25,066          29,308     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl     $19,553          59,180     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments               $24,292            76       Actual/360     0.0100%         0.0100%


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill             $24,111            65       Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                     $23,598          63,855     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments               $22,012            80       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                  $23,726            124      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                               $17,520            104      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                      $20,762            42       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                            $20,885          38,117     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                   $20,559          10,613     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                        $17,315            96       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg       $15,800          56,615     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                   $15,800          70,810     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                            $19,924          44,200     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek               $19,461          22,188     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                      $19,905          11,750     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                           $18,715            149      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza               $18,544          21,055     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                        $22,920          29,630     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3               $18,141           9,484     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments               $16,762            121      Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                           $16,251          17,329     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                          $17,295          28,503     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                       $16,343            51       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park         $16,818            262      Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                   $16,344            70       Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                    $16,067          51,166     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                         $12,126          36,685     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center            $18,603           9,062     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick      $11,153          45,830     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                     $14,143          14,128     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                   $13,627            86       Actual/360     0.0200%         0.0000%




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                          $12,159          17,336     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                              $12,351           4,000     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                        $11,612            83       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites             $11,049          14,683     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                  $11,110           6,652     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments                $11,536            109      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                          $10,138           7,500     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                     $10,040          75,650     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                  $14,097          10,908     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                     $10,087           7,200     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building              $9,429          20,438     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                       $9,443            73       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center                $9,213           8,038     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                        $8,592           7,968     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                           $9,255          20,044     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                     $8,918          48,325     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                      $8,508           7,657     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park        $8,635            85       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville                 $8,386          58,500     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments                 $7,438            118      Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                      $6,041          25,762     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building              $7,686           5,918     Actual/360     0.0200%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center           $7,554          10,070     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                        $7,475           7,813     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park      $7,157            73       Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage               $5,576          28,500     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                  $7,133          34,426     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                  $7,392          14,800     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                           $5,804           3,500     Actual/360     0.0100%         0.0100%
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                           $4,518           8,587     Actual/360     0.0100%         0.0000%
------------------------------------------------------------------------------------------------------------------------------------


[table continued]


                                  SCH. II-4


Loan Number       Property Name                         Due Date  ARD Loan   Defeasance         Defeasance             Earthquake
                                                                  (Yes/No)    (Yes/No)          String of              Insurance
                                                                                                 Text if              (Yes/No/N/A)
                                                                                               Applicable
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                       11        No        Yes         Lock/30_Def/83_0.0%/7          Yes
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                    (1)        No        Yes         Lock/26_Def/87_0.0%/7          Yes
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                       11        No        Yes         Lock/31_Def/25_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                      11        No        Yes         Lock/29_Def/25_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                        11        No        Yes         Lock/27_Def/87_0.0%/6          Yes
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                             11        No         No                  N/A                   Yes
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                      11        No        Yes         Lock/30_Def/86_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                       11        No         No                  N/A                   Yes
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center               11        No        Yes         Lock/25_Def/91_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                     11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park              11        No        Yes         Lock/27_Def/90_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road                11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                          11        No        Yes         Lock/24_Def/92_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                    11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio      11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                       11        No        Yes         Lock/27_Def/89_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                 11        No        Yes         Lock/28_Def/85_0.0%/7          N/A
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio        11        No        Yes         Lock/28_Def/28_0.0%/4          N/A



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                     11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                    11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                      11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                 11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                 11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments              11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                          11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                      11        No        Yes         Lock/24_Def/92_0.0%/3          N/A


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)                11        No        Yes         Lock/26_Def/91_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments               11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                         11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                   11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                          11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                           11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                          11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                      11        No        Yes         Lock/29_Def/88_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                   11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments             11        No        Yes         Lock/25_Def/91_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                  11        No        Yes         Lock/27_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments              11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments                11        No        Yes         Lock/27_Def/90_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                      11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                   11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                    11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                     11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                    11        No        Yes         Lock/27_Def/31_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments               11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments                11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                             11        No        Yes         Lock/28_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                        11        No        Yes         Lock/26_Def/30_0.0%/5          Yes
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                   11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                             11        No        Yes         Lock/27_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                    11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                       11        No        Yes         Lock/28_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                     11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                      11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments             11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                      11        No        Yes         Lock/28_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                  11        No        Yes         Lock/25_Def/92_0.0%/3          Yes


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                 11        No        Yes         Lock/28_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                    11        No        Yes         Lock/28_Def/90_0.0%/3          N/A



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                          11        No        Yes         Lock/26_Def/93_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center       11        No        Yes         Lock/28_Def/90_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                            11        No        Yes         Lock/28_Def/88_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                           11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                   11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                           11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                     11        No        Yes         Lock/28_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center             11        No        Yes         Lock/26_Def/91_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II                11        No        Yes         Lock/27_Def/90_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments                11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments             11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments           11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments            11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments             11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                          11        No        Yes         Lock/28_Def/86_0.0%/6          Yes
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas     11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                         11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                           11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments                11        No        Yes         Lock/28_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                    11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                 11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                       11       Yes        Yes         Lock/26_Def/91_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                         11        No        Yes         Lock/27_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                         11        No        Yes         Lock/28_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                    11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                        11        No        Yes         Lock/26_Def/90_0.0%/4          N/A
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                 11        No        Yes         Lock/28_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                  11        No        Yes         Lock/27_Def/90_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center            11        No        Yes         Lock/26_Def/91_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing     11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                    11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                    11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center             11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW               11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                     11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                         11        No        Yes         Lock/27_Def/90_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments               11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West           11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center                11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                      11        No        Yes         Lock/26_Def/91_0.0%/3          Yes

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                       11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments               11        No         No                  N/A                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway      11        No        Yes         Lock/25_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                    11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                    11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                          11        No        Yes         Lock/27_Def/27_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                           11        No        Yes         Lock/27_Def/90_0.0%/3          N/A


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                       11        No        Yes         Lock/26_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                             11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                        11        No         No                  N/A                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                              11        No        Yes         Lock/27_Def/89_0.0%/3          Yes
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                  11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                      11        No        Yes         Lock/29_Def/88_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                    11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                          11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                     11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake               11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill                11        No        Yes         Lock/26_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building        11        No        Yes         Lock/26_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl     11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments               11        No        Yes         Lock/27_Def/87_0.0%/6          N/A


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill             11        No        Yes         Lock/26_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                     11        No        Yes         Lock/26_Def/89_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments               11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                  11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                               11        No        Yes         Lock/27_Def/90_0.0%/4          Yes
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                      11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                            11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                   11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                        11        No        Yes         Lock/27_Def/26_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg       11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                   11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                            11        No        Yes         Lock/26_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek               11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                      11        No        Yes         Lock/38_Def/81_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                           11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza               11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                        11        No        Yes         Lock/26_Def/209_0.0%/6         N/A
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3               11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments               11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                           11        No        Yes         Lock/25_Def/92_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                          11        No        Yes         Lock/27_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                       11        No        Yes         Lock/25_Def/89_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park         11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                   11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                    11        No        Yes         Lock/26_Def/88_0.0%/6          Yes
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                         11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center            11        No        Yes         Lock/26_Def/207_0.0%/6         N/A
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick      11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                     11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                   11        No        Yes         Lock/29_Def/86_0.0%/6          N/A




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                          11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                              11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                        11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites             11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                  11        No        Yes         Lock/27_Def/87_0.0%/6          Yes
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments                11        No         No                  N/A                   Yes
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                          11        No        Yes         Lock/25_Def/89_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                     11        No        Yes         Lock/26_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                  11        No        Yes         Lock/26_Def/148_0.0%/6         N/A
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                     11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building             11        No        Yes         Lock/26_Def/91_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                      11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center               11        No        Yes         Lock/26_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                       11        es        Yes         Lock/26_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                          11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                    11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                     11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park       11        No         No                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville                11        No        Yes         Lock/26_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments                11        No        Yes         Lock/26_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                     11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building             11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center          11        No        Yes         Lock/26_Def/88_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                       11        No        Yes         Lock/29_Def/88_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park     11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage              11        No        Yes         Lock/27_Def/87_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                 11        No        Yes         Lock/28_Def/89_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                 11        No        Yes         Lock/27_Def/90_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                          11        No        Yes         Lock/29_Def/88_0.0%/3          N/A
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                          11        No        Yes         Lock/28_Def/86_0.0%/6          N/A
------------------------------------------------------------------------------------------------------------------------------------


[table continued]


                                  SCH. II-5



Loan Number       Property Name                                Environmental    Ownership        Letter of       Letter of Credit
                                                                 Insurance       Interest       Credit Amount     Description
                                                                 (Yes/N/A)      Secured by          ($)
                                                                              a Ground Lease
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park                      N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio                N/A            No                  $0             N/A



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments                      N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                              N/A            No                  $0             N/A


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                                 N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                          N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments                      N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                             N/A            Yes                 $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                          N/A            No            $575,000      Letter of Credit in
                                                                                                              lieu of an initial
                                                                                                              deposit into the
                                                                                                              TI/LC Reserve Fund
------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                            N/A            No            $500,000      Earnout Letter of
                                                                                                              Credit: Release upon:
                                                                                                              (i) DSCR >= 1.20X and
                                                                                                              (ii) no Event of
                                                                                                              Default.
------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                                    N/A            No            $410,000      CapEx Letter of Credit
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                                   N/A            No            $185,000      TI/LC Letter of Credit
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments                    N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                                 N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                                 N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                                 N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                          N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center                    N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                                 N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center                        N/A            Yes                 $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                              N/A            No                  $0             N/A

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                                   N/A            No                  $0             N/A


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                                      N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                          N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                            N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments                       Yes            No                  $0             N/A


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                          N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                                    N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                                N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg               Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                           Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                                    N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                                Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments                       N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                                   N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                               Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park                 Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                           N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                            Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                                 Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center                    Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick              Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                           N/A            No            $600,000      Earnout Letter of
                                                                                                              Credit:Release upon:
                                                                                                               i) average monthly
                                                                                                              income > $47,000 and
                                                                                                              (ii) DSCR > 1.25x for
                                                                                                              3 consecutive months.
------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                                  Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                                      Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                                Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                          Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                          Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                             N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                              N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center                       Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                                  Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                            Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park               Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville                        Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments                        N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building                     N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center                  Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                               N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park             Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage                      Yes            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                         N/A            No            $200,000      TI/LC Letter of Credit
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                         N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                                  N/A            No                  $0             N/A
------------------------------------------------------------------------------------------------------------------------------------


[table continued]


                                  SCH. II-6



Loan Number       Property Name                          Mortgage     Servicing                   Loan Seller
                                                          Loan        Loan Group (1)
                                                          Group
------------------------------------------------------------------------------------------------------------------------------------
     1            Alliance SAFD - PJ                        2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     2            599 Lexington Avenue                     (1)          A                   Column Financial, Inc./
                                                                                            KeyBank National Association
------------------------------------------------------------------------------------------------------------------------------------
     3            Four Westlake Park                        1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     4            Three Westlake Park                       1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     5            Two North LaSalle                         1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     6            Park Central                              1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     7            Alliance SAFD - HC4                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     8            Broadway Portfolio                        2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     9            Greenwich Financial Center                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     10           Latitudes Apartments                      2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     11           Metro Square 95 Office Park               1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     12           300-318 East Fordham Road                 1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     13           Flatbush Center                           1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     14           Canterbury Apartments                     2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     16           Laurel Springs Apartments Portfolio       2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     17           The Gucci Building                        1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     19           Sheraton Four Points LAX                  1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     20           Midwestern Distribution Portfolio         1           A                   Column Financial, Inc.



------------------------------------------------------------------------------------------------------------------------------------
     22           El Paseo Simi Valley                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     23           Wind River Apartments                     2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     25           La Costa Apartments                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     26           Carriage Club Apartments                  2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     27           Paces Commons Apartments                  2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     28           Mallard Creek II Apartments               2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     29           Jefferson Place                           2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     31           Wildewood Portfolio                       1           A                   Column Financial, Inc.


------------------------------------------------------------------------------------------------------------------------------------
     32           Schaumburg Corners (REFI)                 1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     34           Alexan Cityview Apartments                2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     35           Park at Woodlake                          2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     36           Reflections Apartments                    2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     37           Jefferson Creek                           2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     38           Hunter's Chase                            2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     39           Conyers Commons                           1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     40           Villagio Apartments                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     41           The Hollows Apartments                    2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     42           Sturbridge Square Apartments              2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     43           Parke Orcutt Apartments                   2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     44           River Park Place Apartments               2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     45           Orleans Square Apartments                 2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     48           Wind River Crossing                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     49           Sands Point Apartments                    2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     50           Courtyard DFW Airport                     1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     51           Seabreeze Apartments                      2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     52           Versailles Apartments                     2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     54           Summerlyn Place Apartments                2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     55           Woodmere Trace Apartments                 2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     56           Spring House                              2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     57           Comcast Woodridge                         1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     58           Riding Club Apartments                    2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     59           On the Green                              2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     60           Walnut Creek Crossing                     2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     61           Oak Run Apartments                        2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     62           800 Wyman Park Drive                      1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     64           Oakbrook Apartments                       2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     65           Wyandotte Commons Apartments              2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     66           Country Club Villas                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     67           Hammonton Retail Center                   1           A                   Column Financial, Inc.


------------------------------------------------------------------------------------------------------------------------------------
     68           Colerain Shopping Center                  1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     69           Heritage Park Estates                     2           A                   Column Financial, Inc.



------------------------------------------------------------------------------------------------------------------------------------
     70           Los Mares Plaza                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     71           Greensboro Village Shopping Center        1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     72           Skymark Tower                             1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     73           Vista Crossing                            2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     74           Chapel Hill Apartments                    2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     75           Duke Portfolio                            1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     76           Spring Lane Galleria                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     77           Elgin O'Hare Commerce Center              1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     79           GHC Brookside Park I & II                 2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     80           GHC Icemorelee Apartments                 2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     81           GHC Downing Place Apartments              2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     82           GHC Peachtree Court Apartments            2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     83           GHC Rockwood Place Apartments             2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     84           GHC Carriage Hill Apartments              2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     85           Mission Village                           2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     86           Springhill Suites Dallas Las Colinas      1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     87           Bandera Crossing                          2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     88           105 South York                            1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     89           Hampton Greens Apartments                 2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     90           720 Washington Avenue                     1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     91           Cypress Creek Apartments                  2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     92           Mequon Marketplace                        1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     93           Shops on Galaxie                          1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     94           Alcoa Industrial                          1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     95           Willow Brook Crossing                     2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     96           Pelham Apartments                         2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     97           Southern Oaks Apartments                  2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     98           Timber Ridge Apartments                   2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     99           Terrace Ridge Shopping Center             1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    100           Village Plaza Apartments - West Wing      2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    102           Renaissance Courtyard                     1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    103           The American Building                     1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    104           Windward Way Shopping Center              1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    105           Homewood Suites Irving DFW                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    106           Broadmoor Apartments                      2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    107           Canterbury Place                          2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    108           Remington Court Apartments                2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    109           Comfort Inn Lehigh Valley West            1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    110           Douglas Physicians Center                 1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    111           Hillsboro Promenade                       1           A                   Column Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    112           College View Manor                        1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    113           Huntington Park Apartments                2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    114           Springhill Suites Dallas NW Highway       1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    115           Hunterwood Apartments                     2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    116           Radio Road Industrial                     1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    117           Heritage Office                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    118           Boise Block 44                            1           A                   Column Financial, Inc.


------------------------------------------------------------------------------------------------------------------------------------
    119           Oxford Town Center                        1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    121           Regent House                              2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    122           Centre Apartments                         2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    124           Willow Glen                               2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    125           Savannah Suites Norfolk                   1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    126           County Line Medical                       1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    127           Chapelwood Apartments                     2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    128           Klug Industrial                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    129           Westridge Apartments                      2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    133           Savannah Suites Chesapeake                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    134           Hampton Inn Richmond Hill                 1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    135           Bushnell Lakeside Office Building         1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    136           Fort Knox Self-Storage of Upper Marl      1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    138           Knoll & Chicory Apartments                2           A                   Column Financial, Inc.


------------------------------------------------------------------------------------------------------------------------------------
    139           Comfort Suites Richmond Hill              1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    140           301 North Lewis Road                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    142           Spartan Village Apartments                2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    143           Savannah Suites Hampton                   1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    144           Brandywine                                2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    145           The Cove Apartments                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    147           Wyndham Hills                             1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    148           Blue Stone Bay Commons                    1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    149           Tabard Apartments                         2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    150           Fort Knox Self-Storage of Leesburg        1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    151           Frederick Self-Storage                    1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    153           Eubanks Court                             1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    154           The Offices at Johns Creek                1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    155           Shoppes at Live Oak                       1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    158           Bolivar Square                            2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    160           Meadow View Shopping Plaza                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    161           Chamberlain Plaza                         1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    162           Valle Verde Pads #2 and #3                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    163           Savannah Garden Apartments                2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    164           Emerald Center                            1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    165           Stone Oak North                           1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    166           Presidential Court                        2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    167           Holiday Village Mobile Home Park          2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    168           Parkway East Townhomes                    2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    169           Marysville Industrial                     1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    170           A1A Self-Storage                          1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    172           Medford Place Shopping Center             1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    173           Fort Knox Self-Storage of Frederick       1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    174           Shops at Bailey Cove                      1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    175           Maple Ridge Apartments                    2           A                   Column Financial, Inc.




------------------------------------------------------------------------------------------------------------------------------------
    177           Covington Plaza                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    179           31st Street                               1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    180           Park Place I & II                         2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    181           Chisholm Trail Office Suites              1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    182           Williamson Ranch Retail                   1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    183           Country Squire Apartments                 2           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    184           Gulf Collection                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    185           A&A Storage - Rogers                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    186           Eckerd - Germantown, MD                   1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    187           Oasis at the Islands                      1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    188           Rich DVM Industrial Building              1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    189           Eastgate Apartments                       2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    190           Greene Professional Center                1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    191           Oregon City Retail                        1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    192           Executive Court                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    193           Montrose Self Storage                     1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    194           Grosse Pointe Retail                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    195           Riviera De Sandia Mobile Home Park        1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    196           A&A Storage - Bentonville                 1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    197           Chestnut Acres Apartments                 2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    198           Waldorf Self-Storage                      1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    199           Malvern Post Office Building              1           A                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    200           Commerce Crossing Retail Center           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    201           Duvall Town Center                        1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    202           Apple Creek Village Mobile Home Park      2           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    203           Lexington Park Self-Storage               1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    204           Eastland Shopping Center                  1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    205           Siler City Family Dollar                  1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    206           Caribou Shoppes                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    207           Stillman Office                           1           B                   Column Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------


(1) All loans in Servicing Group A are master Serviced by KeyBank and all loans in Servicing Group B are master serviced by Wachovia.

(2) The mortgage whole loan value is $750 million, co-originated by Column Financial ($150 million), KeyBank ($150 million) and JP Morgan ($450 million). Column Financial and KeyBank each will be contributing their 20% interest in the 599 Lexington Loan into the trust (total contribution in 2007-C2 will be 40%). It is anticipated that JP Morgan will contribute their 60% interest into two separate securitizations. Control rights will rest with the Directing Certificateholder with the majority interest in the 599 Lexington Whole Loan. LTV and DSCR calculations are based on the whole loan amount of $750 million.



                                  SCH. II-7

                                                                  SCHEDULE III

                  MORTGAGE LOANS CONSTITUTING CROSSED GROUPS


(1) Three Westlake Park and Four Westlake Park.



                                  SCH. III-1

                                                                   SCHEDULE IV

                        MORTGAGE LOANS WITH LOST NOTES


                                     None



                                  SCH. IV-1

                                                                    SCHEDULE V
                            EXCEPTIONS TO SELLER'S
                        REPRESENTATIONS AND WARRANTIES


Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

REPRESENTATION NO. (ii):

          The Mortgaged Property related to the County Line Medical Loan is subject to a lien in the amount of $29,139.18 for a real estate broker's fee. At loan closing, the lender reserved $43,710, which will be released to the related Borrower upon it providing evidence that the lien has been released. If the related Borrower does not provide such evidence, the lender may use the funds on reserve to pay off the lienholder, following which the related Borrower is required to commence proceedings to have the lien removed from the related Mortgaged Property. If the related Borrower does not so commence proceedings after the lienholder is paid off, it shall constitute an event of default under the related loan documents.

REPRESENTATION NO. (xiii):

          The 599 Lexington Avenue Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The corresponding two pari passu companion loans are not included in the sale by the Seller to the Depositor. The related Mortgage also secures the corresponding two pari passu companion loans.

          The Mortgage Loan secured by Colerain Shopping Center (the "CBA A Loan") is senior in right of payment to the CBA B Loan, to the extent set forth in the CBA Intercreditor Agreement. The CBA B Loan is not included in the sale by the Seller to the Depositor. The Mortgage Loan secures the CBA A Loan and the CBA B Loan.

          The Mortgage Loans secured by Meadows at Four Westlake Park and Three Westlake Park form a Crossed Group. The Mortgage for each Mortgaged Property in this Crossed Group secures all the Mortgage Loans contained in this Crossed Group.

          The Mortgaged Property related to the County Line Medical Loan is subject to a lien in the amount of $29,139.18 for a real estate broker's fee. At loan closing, the lender reserved $43,710, which will be released to the related Borrower upon it providing evidence that the lien has been released. If the related Borrower does not provide such evidence, the lender may use the funds on reserve to pay off the lienholder, following which the related Borrower is required to commence proceedings to have the lien removed from the related Mortgaged Property. If the related Borrower does not so commence proceedings after the lienholder is paid off, it shall constitute an event of default under the related loan documents.

REPRESENTATION NO. (xviii):

          The 599 Lexington Avenue Mortgage Loan is not a whole loan. The Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The corresponding two pari passu companion loans are not included in the sale by the Seller to the Depositor. The related Mortgage also secures the corresponding two pari passu companion loans.

          The Mortgage Loan secured by Colerain Shopping Center (the "CBA A Loan") is not a whole loan. The CBA A Loan is senior in right of payment to the CBA B Loan, to the extent set forth in the CBA Intercreditor Agreement. The CBA B Loan is not included in the sale by the Seller to the Depositor. The Mortgage Loan secures the CBA A Loan and the CBA B Loan.

REPRESENTATION NO. (xxvii):

          In the case of the Mortgage Loans identified as Chamberlain Plaza, Frederick Self-Storage, Fort Knox Self-Storage of Leesburg, 301 North Lewis Road, Knoll & Chicory Apartments and Fort Knox Self-Storage of Upper Marlboro, the related Borrower obtained environmental insurance in lieu of a Phase I environmental report.

REPRESENTATION NO. (xxxi) (9) and (10):

          In the case of the Mortgage Loan identified as 800 Wyman Park Drive, as there are no improvements other than an asphalt and gravel parking lot, the ground lease does not contain any insurance provisions. The ground lease provides that in the case of a condemnation, the ground lessor is entitled to a portion of any condemnation award equal to the value of its fee simple interest subject to the ground lease and the Borrower is entitled to its leasehold interest (which is valued at a rate described in the Mortgage Loan Documents).

REPRESENTATION NO. (xxxiii):

          The 599 Lexington Mortgage Loan consists of two of the "A Loans" of a four note pari passu structured loan transaction. The related Mortgage also secures the corresponding two pari passu companion loans (which are not included in the sale by Seller to the Depositor) and the related Mortgage Loan documents are cross-defaulted with such corresponding pari passu companion loans.

          The CBA A Loan is senior in right of payment to the CBA B Loan, to the extent set forth in the CBA Intercreditor Agreement. The CBA B Loan is not included in the sale by the Seller to the Depositor. The Mortgage Loan secured by Colerain Shopping Center secures the CBA A Loan and the CBA B Loan. The CBA A Loan is cross-defaulted with the CBA B Loan.

REPRESENTATION NO. (xlvii):

          In the case of the Mortgage Loan identified as 105 South York, in certain instances and subject to various conditions, the Borrower is entitled to undertake construction to expand the subject improvements by adding one or more additional floors to the existing improvements. In such instance, the Borrower is required to subject the property (including the area of the proposed expansion) to a condominium regime and convey the new expanded floors to a third party entity whereupon the holder of the Mortgage Loan is required to release its lien with respect to such new expansion floors.

                                                                     EXHIBIT A
                        REPRESENTATIONS AND WARRANTIES
                         REGARDING THE MORTGAGE LOANS


          For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

          The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date herein below specified or, if no such date is specified, as of the date of this Agreement:

                    (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

                    (ii) Each Mortgage Loan was either:

                              (1) originated by a savings and loan
                    association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                              (2) if originated by a person which is not a
                    Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                              (a) such Mortgage Loan was underwritten in
                    accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;


                                   EXH. A-1

                              (b) the Qualified Originator approved each
                    application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                              (c) the Mortgage Loan was originated by the
                    Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                              (d) the closing documents for the Mortgage Loan
                    were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                                        i. such closing documents reflect the
                              Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                                        ii. such closing documents reflect the
                              Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                                        iii. such closing documents reflect
                              the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

                    (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

                    (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or


                                   EXH. A-2
          servicing rights purchase agreements being executed and delivered in connection herewith;

                    (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

                    (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                    (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to Permitted Encumbrances (as defined below) and to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

                    (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or


                                   EXH. A-3
          their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                    (ix) Since origination (a) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since April 23, 2007, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

                    (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;


                                   EXH. A-4

                    (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

                    (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

                    (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy, specimen policy or title commitment in any case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property,
          (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan and (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (a), (b), (c), (d), (e) and (f) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have


                                   EXH. A-5
          been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

                    (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

                    (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

                    (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

                    (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

                    (xviii) Each Mortgage Loan is a whole loan and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

                    (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not


                                   EXH. A-6
          materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

                    (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

                    (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

                    (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

                    (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25


                                   EXH. A-7
          miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

                    (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either
          (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

                    (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

                    (xxvi) (a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and
          (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such


                                   EXH. A-8
          enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

                    (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true:
          (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a


                                   EXH. A-9
          part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,500,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such lender's environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

                    (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

                    (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;


                                  EXH. A-10

                    (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
          Date);

                    (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                              (1) The ground lease or a memorandum regarding
                    such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                              (2) The lessor under such ground lease has
                    agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                              (3) The ground lease has an original term (or an
                    original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

                              (4) Based on the title insurance policy (or
                    binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                              (5) Under the terms of the ground lease, the
                    ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

                              (6) The ground lease is in full force and
                    effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to the Seller's knowledge, there is no existing


                                  EXH. A-11
                    condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                              (7) The ground lease or ancillary agreement,
                    which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                              (8) The lender is permitted a reasonable
                    opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                              (9) The ground lease does not impose any
                    restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                              (10) Under the terms of the ground lease and the
                    related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                              (11) Under the terms of the ground lease and the
                    related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative


                                  EXH. A-12
                    duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

                              (12) Provided that the lender cures any defaults
                    which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

                    (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

                    (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

                    (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

                    (xxxv) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default


                                  EXH. A-13
          with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

                    (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

                    (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage
          Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding single-purpose entity status;

                    (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loan or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

                    (xxxix) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

                    (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being


                                  EXH. A-14
          utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in
          (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

                    (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

                    (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

                    (xliii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

                    (xliv) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

                    (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

                    (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;


                                  EXH. A-15

                    (xlvii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon
          (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

                    (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                    (xlix) (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

                    (l) To the Seller's knowledge, (a) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;


                                  EXH. A-16

                    (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

                    (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

                    (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest,
          (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

                    (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the


                                  EXH. A-17
          lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

                    (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund;
          (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

                    (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial, Inc. and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of May 1, 2007, between the Depositor and Column Financial, Inc. and between the Depositor and KeyBank National Association, respectively, as the Cut-Off Date;

                    (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

                     (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                    (lix) With respect to the Mortgage Loan identified on
          Exhibit II hereto as One Madison Avenue:


                                  EXH. A-18

                              (A) The master lease at the related Mortgaged
                    Property is in full force and effect, and is a legal, valid, binding and enforceable obligation of the tenant;

                              (B) No default by the Borrower or the tenant has
                    occurred under the lease, and there are no existing conditions that, with the passage of time or the giving of notice, or both, would result in a default under the terms of the lease;

                              (C) The tenant has not been released, in whole
                    or in part, from its obligations under the terms of the lease;

                              (D) None of the terms of the lease has been
                    impaired, waived, altered, or modified in any respect. The terms of the related Mortgage Loan provide that the lease cannot be modified without the consent of the lender;

                              (E) The lease is subordinate in right to the
                    related mortgage; any subleases entered into by the tenant will be subject and subordinate to the lease and will not relieve the tenant of any of its obligations under the lease; in the event that the lender acquires title to the leased property by foreclosure or otherwise, the lessor's interest under the lease is freely assignable by the lender and its successors and assigns to any person without the consent of the tenant, and in the event that the lessor's interest is assigned, the tenant will be obligated to attorn to the assignee as lessor under the lease;

                              (F) The tenant has agreed to notify the lender
                    of any default under the lease and to provide the lender with additional time and opportunity to cure;

                              (G) The base rental payments due under the lease
                    are greater than or equal to the scheduled payments of interest and principal due under the loan documents and are payable without notice or demand and without right of set-off, counterclaim, recoupment, abatement, reduction, or defense;

                              (H) The tenant is required to make all rental
                    payments directly to the lender or its successors and assigns;

                              (I) There is no right of rescission, set-off,
                    abatement, diminution, defense, or counterclaim to the lease, nor will the operation of any of the terms of the lease, or the exercise of any rights thereunder, render the lease unenforceable, in whole or in part, or subject to any right of rescission, set-off, abatement, diminution, defense, or counterclaim, and no such right has been asserted;


                                  EXH. A-19

                              (J) The obligations of the tenant under the
                    lease, including, without limitation, the obligation of the tenant to pay fixed and additional rent, are not affected by reason of any damage to, or destruction of, any portion of the leased property; any taking of the leased property or any part thereof by condemnation or otherwise; or any prohibition, limitation, interruption, cessation, restriction, or prevention of, or interference with, the tenant's use, occupancy, or enjoyment of the leased property; provided, however, that the lease may permit a lease termination under these circumstances if notice of termination is accompanied by the tenant's exercise of an option to purchase the leased property for an amount at least equal to the outstanding balance of the credit tenant loan plus accrued and unpaid interest;

                              (K) The Borrower does not have any monetary
                    obligations under the lease;

                              (L) Every obligation associated with managing,
                    owning, developing, and operating the leased property, including, without limitation, the obligation to pay the costs associated with utilities, taxes, insurance, ground rents, capital and structural improvements, maintenance, and repairs is an obligation of the tenant;

                              (M) The Borrower does not have any nonmonetary
                    obligations under the lease, the performance of which could involve a material expenditure of funds or the breach of which could result in the abatement of rent, a right of set-off, or termination of the lease;

                              (N) The lease contains customary and enforceable
                    provisions that render the rights and remedies of the lessor adequate for the enforcement and satisfaction of the lessor's rights;

                              (O) In the event the tenant assigns the lease or
                    sublets the leased property, the tenant will remain fully liable under the lease;

                              (P) The tenant has agreed to indemnify the
                    Borrower from any claims of any nature relating to the lease and the leased property; (Q) The tenant has agreed to indemnify the Borrower from any claims of any nature arising as a result of any environmental problem affecting the leased property, which is caused by the tenant and arises after the commencement of the lease;

                              (R) The leased property is a separate tax
                    parcel; and

                              (S) The leased property is not subject to any
                    lease other than the credit lease. No person has any possessory interest in, or right to


                                  EXH. A-20
                    occupy, the leased property except under and pursuant to the credit lease. The tenant is in occupancy of the leased property.



                                  EXH. A-21

                                                                     EXHIBIT B

                            AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK   )
                    )     ss.:
COUNTY OF NEW YORK  )



          ------------------, being duly sworn, deposes and says:

          1. that he is an authorized signatory of Column Financial, Inc. ("Column");

          2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in --------------;

          3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error: a note in the original sum of $______________ made by ______________, to _______________, under date of ______________ (the "Note");


          4. that the Note is now owned and held by _______________;

          5. that the copy of the Note attached hereto is a true and correct copy thereof;

          6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

          7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

          8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C2 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.


                                   EXH. B-1

                               COLUMN FINANCIAL, INC.


                      By:
                         ------------------------------------------
                         Name:
                         Title:


Sworn to before me this _____
day of __________, 2007



                                   EXH. B-2